                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                January 11, 2005


                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)



           1-10655                                      23-1714256
   (Commission File Number)              (IRS Employer Identification Number)




                     County Line Industrial Park
                      Southampton, Pennsylvania           18966
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On January 11, 2005, Environmental Tectonics Corporation issued a press release announcing its financial results for the third quarter of fiscal 2005 and for the nine month period ended November 26, 2004. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

              In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

                  The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

              99.1  Press Release dated January 11, 2005

                                  EXHIBIT INDEX

99.1  Press Release dated January 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ENVIRONMENTAL TECTONICS CORPORATION
                                            Registrant


Date: January 12, 2005                      By /s/ Duane D. Deaner
                                               --------------------------------
                                                   Duane D. Deaner
                                                   Chief Financial Officer